License Development and Commercialization Agreements (Details) - USD ($) $ in Thousands		12 Months Ended
	Sep. 14, 2020	Dec. 31, 2020	Dec. 31, 2019
License Development And Commercialization Agreements [Abstract]
Upfront cash payment		$ 5,000
Excercise option price amount	$ 3,000	$ 89	$ 7
License agreement, description		In addition, the License Agreement provides for a one-time non-refundable option payments of $3,000 per Option Product ($9,000 in the aggregate), and up to $30,000 of milestone payments payable as follows: (i) $5,000 upon completion of the U.S. facility design, (ii) $5,000 upon completion of production of a specified amount of BioInk, and (iii) $5,000 for FDA marketing approval for each Covered Product (up to $20,000 in the aggregate).